UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2023
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 17, 2023. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the eight director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2023, (3) adopted the advisory resolution approving the executive compensation of the Company, (4) adopted the advisory resolution approving the frequency of the stockholder vote on executive compensation of the Company and (5) voted against the stockholder proposal requesting the Company to issue a report analyzing the provision of paid sick leave among franchise employees and assessing the feasibility of inducing or incentivizing franchisees to provide some amount of paid sick leave to all employees.

The voting results were as follows:

1.Election of eight (8) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	46,946,808	886,136	11,625	4,329,927
Olu Beck	44,075,757	3,755,668	13,144	4,329,927
Gregg R. Dedrick	45,986,589	1,818,557	39,423	4,329,927
José M. Gutiérrez	47,157,613	672,861	14,095	4,329,927
Brenda J. Lauderback	45,401,007	2,406,707	36,855	4,329,927
John C. Miller	46,267,463	1,539,107	37,999	4,329,927
Kelli F. Valade	46,215,191	1,568,475	60,903	4,329,927
Laysha Ward	44,132,904	3,674,803	36,862	4,329,927

2.A proposal to ratify the selection of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the fiscal year ending December 27, 2023:

For	Against	Abstain
50,464,476	1,674,639	35,381

3.An advisory resolution to approve the executive compensation of the Company:

For	Against	Abstain	Broker Non-Votes
46,422,424	1,398,497	23,648	4,329,927

4.     An advisory resolution to approve the frequency of the stockholder vote on executive compensation of the Company:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
46,491,339	55,368	1,286,406	11,456	4,329,927

On May 17, 2023, following the Annual Meeting, the Board of Directors determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote.

5.     A proposal that requests the Company to issue a report analyzing the provision of paid sick leave among franchise employees and assessing the feasibility of inducing or incentivizing franchisees to provide some amount of paid sick leave to all employees:

For	Against	Abstain	Broker Non-Votes
4,687,334	40,743,225	2,414,010	4,329,927

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 19, 2023	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer